Trade and Notes Payable (Tables)	12 Months Ended
Dec. 31, 2023
Trade and Notes Payable
Schedule of trade and notes payable

	December 31,	December 31,
	2022	2023
Trade payable	12,709,285	14,111,853
Notes payable (i)	12,514,402	15,654,281
Total	25,223,687	29,766,134

(i) As of December 31, 2022 and 2023, notes payable includes certain supply chain financing program offered by banks to the Group’s suppliers. In connection with this program, the Group issues notes to participating suppliers which can elect to assign such notes, at a discount, to the banks for payment at or before the maturity of each note. The maturity of each note is consistent with the original supplier payment terms. All terms related to the Group’s payment obligations to participating suppliers (which may be assigned to the banks) remain unchanged as part of this program. As of December 31, 2022 and 2023, the outstanding amount of the supply chain financing channels program is insignificant.